Exhibit 99.4

                    PROMISSORY NOTE SECURED BY DEED OF TRUST

$13,452,987.80                                           Santa Rosa, California
                                                              November 18, 1996


         For value received, the undersigned, Brenda Raceway Corporation, a California corporation ("Borrower"), promises to pay to the order of Sonoma Funding Corporation, a California corporation ("Lender"), at Concord, North Carolina or at any other place that may be designated in writing by Lender, the principal sum of Thirteen Million, Four Hundred Fifty-Two Thousand Nine Hundred Eighty-Seven Dollars and Eighty Cents $13,452,987.80, with interest as set forth in this Note (calculated on the basis of a 360-day year). All sums due are payable in lawful money of the United States of America. The principal amount of this Note will bear interest at the rate of four percent (4%) per annum.

         This Note is secured by the Deed of Trust, Security Agreement, and Fixture Filing, with Assignment of Rents and Agreements of the same date as this Note, executed by Borrower, as trustor, in favor of Lender, as beneficiary ("Deed of Trust"), and encumbering the real property described in the Deed of Trust ("Property"). The holder of this Note will be entitled to the benefits of the security provided by the Deed of Trust and will have the right to enforce the covenants and agreements of Borrower contained in the Deed of Trust.

         Borrower will pay to Lender the principal amount of this Note, and accrued interest, as follows:

         Borrower will make initial monthly installments of interest only, in arrears, on the first day of the first calendar month after the date of recordation of the Deed of Trust, and continuing on the first day of each calendar month thereafter through October 1999. Commencing on November 1, 1999, and thereafter on the first day of each calendar month, Borrower will make 324 equal monthly installments of principal and interest, which will be in the amount of $67,836.30 each. The final payment of this Note, in the amount of the entire outstanding principal balance of this Note, together with all accrued and unpaid interest, will be due on November 1, 2026 ("Maturity Date").

         If Borrower fails to make any required payment on or before 20 days following the date on which it becomes due, Borrower will pay, at Lender's option, a late charge equal to three percent (3%) of the amount of the unpaid payment.


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         All payments on this Note will be applied first to the payment of any costs, fees, late charges, or other charges incurred in connection with the indebtedness evidenced by this Note; next, to the payment of accrued interest; then to the reduction of the principal balance; or in any other order that Lender requires.

         If: (a) Borrower fails to pay when due any sums payable under this Note;

              (b) an Event of Default (defined in the Deed of Trust) occurs; or

              (c) any other event or condition occurs that, under the terms of the Deed of Trust, gives rise to a right of acceleration of sums owing under this Note,

then Lender, at its sole option, will have the right to declare all sums owing under the Note immediately due. However, if any document related to this Note provides for the automatic acceleration of payment of sums owing under this Note, all sums owing will be automatically due in accordance with the terms of that document.

         Borrower will have the right to pay, without penalty or premium, on any monthly payment date, all or any portion of the outstanding principal amount of this Note prior to the Maturity Date on not less than five (5) days' prior written notice to Lender. Lender will apply all prepayments first to the payment of any costs, fees, late charges, or other charges incurred in connection with the indebtedness evidenced by this Note; next, to the payment of accrued interest; then to the outstanding principal amount of this Note in inverse order of maturity, or, at the option of Lender, in the regular order of maturity; or in any other order that Lender requires.

         Borrower will pay to Lender all sums owing under this Note without deduction, offset, or counterclaim of any kind. The relationship of Borrower and Lender under this Note is solely that of borrower and lender, and the loan evidenced by this Note and secured by the Deed of Trust will in no manner make Lender the partner or joint venturer of Borrower.

         If any attorney is engaged by Lender to enforce or construe any provision of this Note, the Deed of Trust, or the other Loan Documents (defined in the Deed of Trust) or as a consequence of any Event of Default, with or without the filing of any legal action or proceeding, then Borrower will immediately pay to Lender on demand all attorney fees and other costs incurred by Lender, together with interest at a like rate from the date of the demand until paid.

         No previous waiver or failure or delay by Lender in acting with respect to the terms of this Note, the Deed of Trust, or the other Loan Documents will constitute a waiver of any breach, default, or failure of condition under this Note, the Deed of Trust, or the other Loan Documents. A waiver of any term of this Note, the Deed of Trust, or the other Loan

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Documents must be made in writing and will be limited to the express written terms of the waiver. If there are any inconsistencies between the terms of this Note and the terms of any of the other Loan Documents, the terms of this Note will prevail.

         All notice required or permitted in connection with this Note will be in writing and will be given at the place and in the manner provided in the Deed of Trust for the giving of notices.

         If this Note is executed by more than one person or entity as Borrower, the obligations of each person or entity will be joint and several. No person or entity will be a mere accommodation maker, but each will be primarily and directly liable. Borrower waives presentment; demand; notice of dishonor; notice of default or delinquency; notice of acceleration; notice of protest and nonpayment; notice of costs, expenses, or losses and interest; notice of interest on interest and late charges; and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests to properties securing payment of this Note. Time is of the essence with respect to every provision of this Note. This Note will be construed and enforced in accordance with California law, except to the extent that Federal laws pre-empt state law, and all persons and entities in any manner obligated under this Note consent to the jurisdiction of any Federal or State Court within California having proper venue and also consent to service of process by any means authorized by California or Federal law.

         Subject to the exceptions described below, Borrower will not be personally liable for the payment of the indebtedness evidenced by this Note or the other Loan Documents, and any judgment or decree in any action brought to enforce the obligation of Borrower to pay the indebtedness will be enforceable against Borrower and the partners in Borrower, if any, only to the extent of Borrower's interest in the Property and any other collateral pledged, encumbered, or otherwise covered by the Loan Documents. Any judgment or decree will not be subject to execution, or be a lien, on the assets of Borrower and the partners in Borrower, if any, other than Borrower's interest in the Property and any other collateral pledged, encumbered, or otherwise covered by the Loan Documents.

                  (a) Regardless of the limitation of liability above, except to the extent which Borrower shall diligently enforce the corresponding provisions in the Master Ground Lease (as defined in the Deed of Trust) and pursue all available remedies thereunder, Borrower will be fully liable for the following:

                           (i) failure to pay taxes, assessments, and any other
                  charges that could result in liens against any portion of the Property or any other collateral pledged, encumbered, or otherwise covered by the Loan Documents;

                           (ii) failure to pay and discharge any mechanics'
                  liens, materialmen's liens, or other liens against any portion of the Property or any other collateral pledged, encumbered, or otherwise covered by the Loan Documents;

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                           (iii) fraud or intentional misrepresentation with
                  respect to any representations, warranties, or certifications made in the Loan Documents, or otherwise made by Borrower in connection with the loan evidenced by this Note;

                           (iv) retention by Borrower of any rental income or
                  other income arising with respect to any portion of the Property or any other collateral pledged, encumbered, or otherwise covered by the Loan Documents subsequent to the date of any notice of an Event of Default from Lender to Borrower, or which, under the terms of the Loan Documents, should otherwise have been paid to Lender;

                           (v) all insurance proceeds, condemnation awards, or
                  other similar funds or payments attributable to the Property or any other collateral pledged, encumbered, or otherwise covered by the Loan Documents that, by its terms, should have been paid to Lender or used in a manner contrary to the use made by Borrower;

                           (vi) waste of the Property, or any other failure to
                  maintain, repair, or restore any portion of the Property or any other collateral pledged, encumbered, or otherwise covered by the Loan Documents in accordance with the terms;

                           (vii) the removal, demolition, damage, or destruction
                  of any portion of the Property or any other collateral pledged, encumbered, or otherwise covered by the Loan Documents that is neither consented to in writing by Lender nor fully compensated for by insurance proceeds or condemnation awards;

                           (viii) the consequences of the failure of the Loan
                  Documents to constitute a first and prior lien or security interest, as applicable, on the Property or any other collateral pledged, encumbered, or otherwise covered, subject only to those exceptions, if any, permitted by any of the Loan Documents or otherwise approved in writing by Lender;

                           (ix) the breach of any Environmental Provision
                  (defined in the Deed of Trust); and

                           (x) all legal costs and expenses reasonably incurred
                  by Lender after the giving to Borrower of notice of the occurrence of an Event of Default, other than those customarily incurred by a lender in realizing on its lien in an uncontested foreclosure sale after an undisputed default.

                  (b) Nothing in this paragraph will affect or limit the rights of Lender to enforce any of Lender's rights or remedies with respect to any portion of the Property or any other collateral pledged, encumbered, or otherwise covered by the Loan Documents.

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                  (c) Nothing in this paragraph will affect or limit the rights of Lender to proceed against any person or entity, including, without limitation, Borrower or any member of Borrower's board of directors or trustees with respect to the enforcement of any guarantees of payment, performance, and completion or other similar rights.


Brenda Raceway Corporation,
a California corporation


By:   /s/ H. Skip Berg
Its:     Chairman


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